Subscription Agreement

May 31, 2007

To the Board of Directors of

Highlands Acquisition Corp.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase ________ Units (“Co-Investment Units”) at $10.00 per Co-Investment Unit, each Co-Investment Unit representing one share of common stock, par value $0.0001 per share (“Co-Investment Common Stock”), of Highlands Acquisition Corp., a Delaware corporation (“Corporation”), and one warrant (“Co-Investment Warrant”), each to purchase one share of Common Stock at $7.50 per share, for an aggregate purchase price of $______ (“Purchase Price”). The payment for and issuance of the Co-Investment Units shall occur immediately prior to the consummation of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with an operating business (“Business Combination”) meeting the requirements set forth in the registration statement (“Registration Statement”) relating to the Corporation’s initial public offering (“IPO”). Immediately prior to the consummation of a Business Combination, the undersigned shall deliver the Purchase Price to the Corporation. In the event that the Corporation fails to consummate a Business Combination within 24 months from the effective date of the Registration Statement, the undersigned’s obligation to purchase the Co-Investment Units shall be null and void and of no further force and effect.

The undersigned represents and warrants that he has been advised that the Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and the underlying securities) have not been registered under the Securities Act; that he is acquiring the Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying securities) for his account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying securities) in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

The undersigned agrees to not (i) offer, sell, contract to sell, hypothecate, grant any option to purchase or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate thereof), directly or indirectly, including the filing (or participation in the filing) of a registration statement (other than as provided for in that certain Registration Rights Agreement between the Company and the undersigned to be executed in connection with the IPO) with the Securities and Exchange Commission (the “Commission”) in respect of, any Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying securities), (ii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying securities), (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Co-Investment Units, Co-Investment Common Stock, Co-Investment Warrants or Common Stock issuable upon exercise of the Warrants or any securities convertible into or exercisable or exchangeable for Common Stock or such Warrants or other rights to purchase Common Stock or any such securities, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any such transaction, until one year after the Corporation consummates a Business Combination; provided, however, that the foregoing shall not apply to a disposition (i) to the undersigned’s members upon liquidation of the undersigned, if the undersigned is an entity, (ii) pursuant to a bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family, (iii) by virtue of the laws of descent and distribution upon the death of the undersigned, (iv) pursuant to a qualified domestic relations order, (v) to the Corporation’s officers, directors and employees and persons affiliated with its founders (provided, however, that the transfers in (i) through (v) may be implemented only if the respective transferee agrees in writing to be bound by the terms and conditions of this Agreement and any other agreement affecting the transferability of the Co-Investment Units to which the undersigned is then bound) or (vi) to customary margin brokerage accounts maintained by the holder or in a pledge to a commercial lender pursuant to a bona fide, arms-length pledge agreement for the provision of credit, which requires the pledgee thereto to act in good faith. The undersigned acknowledges that the certificates for such Co-Investment Units (including the Co-Investment Common Stock, Co-Investment Warrants and underlying securities) shall contain a legend indicating such restrictions on transferability. These restrictions on transferability will terminate if, subsequent to the Corporation’s initial Business Combination, (i) the last sales price of the Corporation’s common stock equals or exceeds $20.00 per share for any 20 trading days within any 30-trading day period beginning 90 days after such Business Combination or (ii) the Corporation consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

The undersigned agrees to provide the Corporation’s audit committee, on a quarterly basis, with evidence that the undersigned has, or has access to, sufficient net liquid assets available to consummate the purchase of Co-Investment Units contemplated hereby. In the event that the undersigned does not consummate all or any portion of the co-investment when required to do so, the other purchasers of Co-Investment Units will have the ability to satisfy the undersigned’s co-investment obligation (and if they do, then the undersigned will sell, at the original cost, such percentage of his founders’ units as equals the percentage of Co-Investment Units for which the undersigned failed to consummate his co-investment obligation hereunder to the other purchasers of Co-Investment Units who satisfy the undersigned’s co-investment obligation). If the undersigned’s co-investment obligation is not satisfied in full, the undersigned agrees to sell and the Corporation agrees to purchase the undersigned’s founders’ units for the same purchase price originally paid for them.

The terms of this agreement and the restriction on transfers with respect to the Co-Investment Units may not be amended without the prior written consent of the undersigned and Citigroup Global Markets Inc.

Very truly yours,

Agreed to:

Highlands Acquisition Corp.

By:
Name:
Title:

Citigroup Global Markets Inc.

By:
Name:
Title: